Exhibit 10.1

FIRST AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

Among

LEGACY RESERVES LP
as Borrower,

BNP PARIBAS,
as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of March 31, 2010

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) executed to be effective as of March 31, 2010 (the “First Amendment Effective Date”) is among LEGACY RESERVES LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), each of the Lenders that is a signatory hereto, and BNP PARIBAS, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 27, 2009 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement on the terms and conditions set forth in this First Amendment.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed to such term in the Credit Agreement.  Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1             Definitions.  Section 1.02 is hereby amended by

(a)	amending and restating the following definitions in the appropriate alphabetical order:

“‘Agreement’ means this Amended and Restated Credit Agreement, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of March 31, 2010, and as the same may from time to time be further amended, modified, supplemented or restated.

‘Borrowing Base’ means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.12(d).

‘Indebtedness’ means any and all amounts owing or to be owing by the Borrower, any of its Subsidiaries or any Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising): (a) to the Administrative Agent, any Issuing Bank or any Lender under any Loan Document; (b) (i) to any Lender or any Affiliate of a Lender under any Swap Agreements among such Person and the Borrower or any Subsidiary or assigned to such Person and (ii) those counterparties to Swap Agreements with the Borrower or its Subsidiaries entered into while such Person or its Affiliate was a Lender regardless of whether such Person is a Lender or Affiliate of a Lender thereafter; (c) all renewals, extensions and/or rearrangements of any of (a) or (b)(i) above; and (d) Swap Agreements between the Lenders (as defined in the Existing Credit Agreement) or their Affiliates and the Borrower or any of its Subsidiaries entered into prior to March 27, 2009.”

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(b)	adding the following definitions in the appropriate alphabetical order:

“‘Net Cash Proceeds’ means in connection with any issuance or sale of Equity Interests or Debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

‘Permitted Refinancing Debt’ means Debt (for purposes of this definition, “new Debt”) incurred in exchange for, or proceeds of which are used to refinance, all or any Senior Notes (the “Refinanced Debt”); provided that (a) such new Debt is in an aggregate principal amount not in excess of the aggregate principal amount then outstanding of the Refinanced Debt (or, if the Refinanced Debt is exchanged or acquired for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount) plus an amount equal to accrued and unpaid interest, prepayment premium (if any), fees and expenses reasonably incurred in connection with such refinancing; (b) such new Debt has a stated maturity no earlier than the stated maturity of the Refinanced Debt and an average life no shorter than the average life of the Refinanced Debt; (c) such new Debt does not contain covenants which taken as a whole are materially more onerous to the Borrower and its Subsidiaries than those imposed by the Refinanced Debt and (d) if the Refinanced Debt was subordinated, then such new Debt (and any guarantees thereof) is subordinated in right of payment to the Indebtedness (or, if applicable, the Guaranty Agreement) to at least the same extent as the Refinanced Debt and is otherwise subordinated on terms reasonably satisfactory to the Administrative Agent.  “Refinanced Debt” shall included any Debt which was incurred in exchange for, or proceeds of which were used to refinance, all or any Senior Notes or any subsequently issued Refinanced Debt.

‘Senior Indentures’ means, collectively or individually, as the context requires, any indenture or other agreement pursuant to which any Senior Notes are issued, as the same may be amended, restated or supplemented, subject to the terms of Section 9.04(b).

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‘Senior Notes’ means any unsecured senior or senior subordinated notes issued by the Borrower under Section 9.02(f) and any guarantees thereof by the Borrower or a Guarantor.”

2.2             Amendment to Section 2.07(d).  Section 2.07(d) is hereby amended by deleting the paragraph at the end of such Section in its entirety and replacing it with the following:

“Such amount shall then become the Borrowing Base until the next Scheduled Redetermination Date, the next Interim Redetermination date or the next adjustment to the Borrowing Base under Section 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.12, whichever occurs first.”

2.3             Amendment to Section 2.07.  Section 2.07 is hereby amended by adding a new Section 2.07(f) as follows:

“(f)           Reduction of Borrowing Base Upon Issuance of Permitted Senior Notes.  Notwithstanding anything to the contrary contained herein, upon the issuance of any Senior Notes in accordance with Section 9.02(f) or Permitted Refinancing Debt in accordance with Section 9.02(g), the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 and (i) in the case of Senior Notes, the stated principal amount of such Senior Notes (without regard to any initial issue discount) and (ii) in the case of Permitted Refinancing Debt, the portion of the stated principal amount of such Permitted Refinancing Debt that exceeds the original principal amount of the refinanced Debt, and the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Agents, the Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder.”

2.4             Amendment to Section 3.04(c)(iii).  Section 3.04(c)(iii) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(iii)           Upon any adjustments to the Borrowing Base pursuant to Section 2.07(e), Section 2.07(f) or Section 9.12(d), if the total Revolving Credit Exposures exceed the Borrowing Base as adjusted, then the Borrower shall (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(j).  The Borrower shall be obligated to make such prepayment and/or deposit of cash collateral on the date it or any Subsidiary receives cash proceeds as a result of such termination, creation of offsetting positions, issuance of Senior Notes or disposition, as applicable; provided that all payments required to be made pursuant to this Section 3.04(c)(iii) must be made on or prior to the Termination Date.”

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2.5             Amendment to Section 9.02.  Section 9.02 is hereby amended by adding new Sections 9.02(f) and (g) as follows:

“(f)           Debt under any Senior Notes issued after the First Amendment Effective Date, provided that (i) the aggregate principal amount of such Debt outstanding at any time shall not exceed $250,000,000, (ii) at the time of incurring such Debt (A) no Default has occurred and is then continuing and (B) no Default would result from the incurrence of such Debt after giving effect to the incurrence of such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), (iii) such Debt does not have any scheduled amortization prior to one year after the Maturity Date, (iv) such Debt does not mature sooner than one year after the Maturity Date, (v) the terms of such Debt are not materially more onerous, taken as a whole, than the terms of this Agreement and the other Loan Documents, and (vi) the Borrowing Base is adjusted as contemplated by Section 2.07(f) and the Borrower makes any prepayment required under Section 3.04(c)(iii).

(g)           Permitted Refinancing Debt.”

2.6             Amendment to Section 9.04.  Section 9.04 is hereby amended by:

(a)           Deleting its title in its entirety and replacing it with the following:

“Dividends, Distributions and Redemptions; Repayment of Senior Notes”

(b)           Numbering the current Section 9.04 Section 9.04(a), titling such Section 9.04(a) “Restricted Payments” and adding the following as Section 9.04(b):

“(b)           Redemption of Senior Notes; Amendment of Senior Indentures  The Borrower will not, and will not permit any Subsidiary to, prior to the date that is ninety-one (91) days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) the Senior Notes; provided that the Borrower may prepay any Senior Notes and any premiums relating thereto with the Net Cash Proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Borrower or with the Net Cash Proceeds of Permitted Refinancing Debt or (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, supplement, modification, waiver or other change to, any of the terms of the Senior Notes or any Senior Indenture if (A) the effect thereof would be to shorten its maturity or average life or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon, or (B) such action requires the payment of a consent fee (howsoever described) if the payment of such consent fee would have the pro forma effect of causing a Default under Section 9.01 hereof, provided that the foregoing shall not prohibit the execution of supplemental indentures to add guarantors if required by the terms of any Senior Indenture provided such Person complies with Section 8.14(b).”

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2.7             Amendment to Section 10.02(c).  Section 10.02(c) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(c)           All proceeds realized from the liquidation or other disposition of collateral or otherwise received after maturity of the Notes, whether by acceleration or otherwise, shall be applied:  first, to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second, to accrued interest on the Notes; third, to fees; fourth, pro rata to principal outstanding on the Notes and Indebtedness referred to in clauses (b) and (d) of the definition of Indebtedness owing to a Lender or an Affiliate of a Lender; fifth, to any other Indebtedness; sixth, to serve as cash collateral to be held by the Administrative Agent to secure the LC Exposure; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.”

2.8             Amendment to Section 12.02(b)(vi).  Section 12.02(b)(vi) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(vi) waive or amend Section 4.04, Section 6.01 or Section 8.14 or change the definition of the terms “Domestic Subsidiary”, “Foreign Subsidiary”, “Material Domestic Subsidiary” or “Subsidiary”, without the written consent of each Lender,”

2.9             Amendment to Section 12.02(b)(viii).  Section 12.02(b)(viii) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“waive or amend clause (b) of the definition of Indebtedness, Section 10.02(c), Section 12.14, any of the provisions of this Section 12.02(b) or the definition of “Majority Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender and the consent of each Person that is adversely affected thereby and a party to a Swap Agreement secured by the Security Instruments which is not a Lender (or an Affiliate of a Lender) at the time of such waiver or amendment;”

2.10             Amendment to Section 12.14.  Section 12.14 is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Section 12.14                                           Collateral Matters; Swap Agreements.  The benefit of the Security Instruments and of the provisions of this Agreement relating to any collateral securing the Indebtedness shall also extend to and be available to those Lenders or their Affiliates which are counterparties to any Swap Agreement with the Borrower or any of its Subsidiaries, and those counterparties to any Swap Agreement with the Borrower or any of its Subsidiaries which were Lenders (or Affiliates of a Lender) when they entered into such Swap Agreement but are no longer Lenders (or Affiliates of a Lender), in each case on a pro rata basis in respect of any obligations of the Borrower or any of its Subsidiaries which arise under any such Swap Agreement with such Persons, including any Swap Agreements between such Persons in existence prior to the date hereof.  In addition, it is understood and agreed that (a) all Swap Agreements between the Lenders (as defined in the Existing Credit Agreement) or their Affiliates and the Borrower or any of its Subsidiaries entered into prior to March 27, 2009 shall be deemed Swap Agreements hereunder and (b) the benefit of the Security Instruments and the provisions of this Agreement relating to any collateral securing the Indebtedness shall also extend to and be available to such Lenders or their Affiliates as provided herein and in the Security Instruments notwithstanding that any such Lender (as defined in the Existing Credit Agreement) is not a Lender hereunder.  Except as set forth in Section 12.02(b)(viii), no Lender, any Lender (as defined in the Existing Credit Agreement) or any of their Affiliates shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Swap Agreements.”

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Section 3. Borrowing Base.  For the period from and including the First Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $410,000,000.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.12(d) of the Credit Agreement.

Section 4. Assignments, New Lenders and Reallocation of Commitments and Loans.  The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and Commitments and to, among other things, allow UBS AG, Stamford Branch and Crédit Agricole Corporate and Investment Bank to become a party to the Credit Agreement as a Lender, (the “New Lenders”) by acquiring an interest in the total Maximum Credit Amounts and Commitments.  The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lenders’ acquisition of an interest in the Maximum Credit Amounts and Commitments and the other Lenders’ assignments of their Commitments.  On the First Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amounts and Commitment of each Lender shall be as set forth on Annex I of this First Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement.  With respect to such reallocation, the New Lenders shall be deemed to have acquired the Maximum Credit Amounts and Commitments allocated to each of them from each of the other Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit D to the Credit Agreement as if the New Lenders and the other Lenders had executed an Assignment and Assumption Agreement with respect to such allocation.

Section 5. Conditions Precedent.  The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

5.1             First Amendment.  The Administrative Agent shall have received multiple counterparts as requested of this First Amendment duly executed and delivered by each of the Administrative Agent, the Majority Lenders, the Borrower and the Guarantors.

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5.2             No Default.  As of the date of the execution and delivery of this First Amendment no Default or Event of Default shall have occurred and be continuing.

5.3             Payment of Amendment Fee.  The Borrower shall pay to the Administrative Agent for the account of each Lender executing and delivering this First Amendment on or before the First Amendment Effective Date a fee equal to 0.50% of  such Lender’s pro rata share in the increase of the Borrowing Base from $340,000,000 to $410,000,000.

5.4             Fees and Expenses.  The Administrative Agent shall have received all fees and other amounts due and payable, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, without limitation, the fees and expenses of Vinson & Elkins L.L.P., counsel to the Administrative Agent).

Section 6. Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 7. Miscellaneous.

7.1             Confirmation.  The provisions of the Credit Agreement (as amended by this First Amendment) and the other Loan Documents shall remain in full force and effect in accordance with their terms following the effectiveness of this First Amendment.

7.2             Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and (d) agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

7.3             Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.4             No Oral Agreement.  THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5             Governing Law.  THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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7.6             Lender Consent.  Each Lender hereby consents to the amendments to the Security Instruments necessary to comply with the amendments herein.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and
Secretary

GUARANTORS:	LEGACY RESERVES OPERATING LP

	By:	Legacy Reserves Operating GP LLC,
its general partner

	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and
Secretary

LEGACY RESERVES OPERATING GP LLC

By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and
Secretary

LEGACY RESERVES SERVICES, INC.

By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and
Secretary

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ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent and Lender

	By:	/s/ Betsy Jocher
Betsy Jocher
Director

By:	/s/ Edward Pak
Edward Pak
Vice President

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LENDERS:	COMPASS BANK

	By:	/s/ Kathleen J. Bowen
Kathleen J. Bowen
Senior Vice President

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WELLS FARGO BANK, N.A.

By:	/s/ Charles D. Kirkham
Charles D. Kirkham
Senior Vice President

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BANK OF AMERICA MERRILL LYNCH

By:	/s/ Jeffrey H. Rathkamp
Jeffrey H. Rathkamp
Managing Director

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ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Don J. McKinnerney
Authorized Signatory

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THE BANK OF NOVA SCOTIA

By:	/s/ David G. Mills
David G. Mills
Managing Director

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Bruce Hernandez
Bruce Hernandez
Authorized Signatory

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UBS AG, Stamford Branch

By:	/s/ Irja R. Otsa
Irja R. Otsa
Associate Director

By:	/s/ Mary E. Evans
Mary E. Evans
Associate Director

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Tom Byargeon
Tom Byargeon
Managing Director

By:	/s/ Sharada Manne
Sharada Manne
Director

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KEYBANK NA

By:	/s/ Todd Coker
Todd Coker
Vice President

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WEST TEXAS NATIONAL BANK

By:	/s/ Chris L. Whigham
Chris L. Whigham
Senior Vice President

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ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BNP Paribas	14.8780%	$89,268,293
Compass Bank	12.1951%	$73,170,732
Wells Fargo Bank, N.A.	12.1951%	$73,170,732
Bank of America Merrill Lynch	10.2440%	$61,463,415
Royal Bank of Canada	8.5366%	$51,219,512
The Bank of Nova Scotia	8.5366%	$51,219,512
U.S. Bank National Association	8.5366%	$51,219,512
UBS AG, Stamford Branch	8.5366%	$51,219,512
Crédit Agricole Corporate and Investment Bank	8.5366%	$51,219,512
KeyBank N.A.	6.0975%	$36,585,366
West Texas National Bank	1.7073%	$10,243,902
TOTAL	100.0000%	$600,000,000.00

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